================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               INTERWOVEN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          [LOGO OF INTERWOVEN, INC.]

                                 April 28, 2000

To Our Stockholders:

  You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Interwoven, Inc. to be held at the Hyatt San Jose - Airport, 1740 North First Street, San Jose, California, on Thursday, June 1, 2000, at 1:30 p.m., Pacific Time.

  The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

  Please use this opportunity to take part in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

  We hope to see you at the meeting.

                                          Sincerely,

                                          /s/ Martin W. Brauns

                                          Martin W. Brauns
                                          President and Chief Executive
                                          Officer

                                INTERWOVEN, INC.
                       1195 W. FREMONT AVENUE, SUITE 2000
                          SUNNYVALE, CALIFORNIA 94087

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

To Our Stockholders:

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Interwoven, Inc. will be held at the Hyatt San Jose - Airport, 1740 North First Street, San Jose, California, on Thursday, June 1, 2000, at 1:30 p.m., Pacific Time.

  At the meeting, you will be asked to consider and vote upon the following matters:

  1. The election of two Class I directors, each to serve until the third annual meeting of stockholders following this meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. At the meeting, our Board of Directors intends to present the following nominees for election as directors:

      Martin W. Brauns

      Anthony Zingale

  2. A proposal to approve an amendment to the Interwoven, Inc. 1999 Equity Incentive Plan increasing the number of shares reserved for issuance thereunder by 2,000,000 shares.

  3. A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2000.

  4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on April 14, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ David M. Allen

                                          David M. Allen
                                          Vice President and Chief Financial
                                           Officer

Sunnyvale, California
April 28, 2000


   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                INTERWOVEN, INC.
                       1195 W. FREMONT AVENUE, SUITE 2000
                          SUNNYVALE, CALIFORNIA 94087

                               -----------------
                                PROXY STATEMENT
                               -----------------

                                 April 28, 2000

  The accompanying proxy is solicited on behalf of the Board of Directors of Interwoven, Inc., a Delaware corporation, for use at our 2000 Annual Meeting of Stockholders to be held at the Hyatt San Jose - Airport, 1740 North First Street, San Jose, California, on Thursday, June 1, 2000, at 1:30 p.m., Pacific Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to our stockholders on or about April 28, 2000. An annual report for the year ended December 31, 1999 is enclosed with this Proxy Statement.

Record Date; Quorum

  Only holders of record of our common stock at the close of business on April 14, 2000 (the "Record Date") will be entitled to vote at the Meeting. The presence at the Meeting (in person or by proxy) of a majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, we had 23,970,300 shares of common stock outstanding and entitled to vote.

Voting Rights; Required Vote

  Holders of our common stock are entitled to one vote for each share held as of the Record Date. Shares of common stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

  Directors will be elected by a plurality of the votes cast by the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals No. 2 and 3 require for approval the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Meeting that are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote. All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes on each proposal.

Voting of Proxies

  The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Interwoven (the "Board") for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to Interwoven. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

  In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

  We will pay our expenses of soliciting proxies to be voted at the Meeting. Following the original mailing of the proxies and other soliciting materials, we and our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

  Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting prior to the vote, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares at the Meeting.

Assumptions

  Unless otherwise indicated, all stock prices and amounts contained in this Proxy Statement reflect retrospectively the two-for-three reverse stock split in October 1999 and the conversion of our preferred stock into common stock in October 1999.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The Board of Directors of the Company is divided into equal classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2001 and 2002, respectively. The Board proposes that each of the Class I nominees named below, both of whom are currently serving as Class I directors, be re-elected as a Class I director for a three-year term expiring at the annual meeting of stockholders in 2003 and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted "for" the election of each of the two nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Each nominee has consented to being named in this proxy statement and to serve if elected.

Nominees to the Board

  The nominees, and their ages and occupations, are:

                                                                        Director
   Name of Director      Age            Principal Occupation             Since
   ----------------      ---            --------------------            --------
   Martin W. Brauns....  40  President and Chief Executive Officer,       1998
                              Interwoven, Inc.
   Anthony Zingale(1)..  44  President, Clarify eBusiness Applications,   2000
                              Nortel Networks, Inc.

--------
(1) Compensation Committee member.

  Martin W. Brauns has been Interwoven's President and Chief Executive Officer and a member of the Board of Directors ever since joining Interwoven in March 1998. Before joining Interwoven, Mr. Brauns served as President and Chief Operating Officer of Sqribe Technologies, Inc., a software company, from July 1997 to November 1997. From March 1996 to June 1997, Mr. Brauns served in a number of positions, including most recently as Vice President of North American Sales, at Informix Software, Inc., a software company. From 1992 to January 1996, Mr. Brauns served as Vice President of Worldwide Sales of Adaptec Inc., a hardware and software manufacturer. Mr. Brauns holds a Bachelor of Science in international business and a Master of Business Administration from San Jose State University.

  Anthony Zingale has been a director of Interwoven since April 2000. Mr. Zingale has served as President, Clarify eBusiness Applications, Nortel Networks, Inc., a telephony, data, eBusiness and wireless solutions provider for Internet companies, since March 2000. From March 1998 to March 2000, Mr. Zingale served as President, Chief Executive Officer and a director of Clarify, Inc. (now known as Clarify, a Nortel Networks Company), a provider of eBusiness solutions. From November 1997 to March 1998, Mr. Zingale served as an independent consultant, and from 1989 to November 1997 he served in a variety of executive management positions at Cadence Design Systems, Inc., an electronic design automation software and services company, including most recently as Senior Vice President of Worldwide Marketing. Mr. Zingale holds a Bachelor of Science degree in electrical and computer engineering and a Bachelor of Arts degree in business administration from the University of Cincinnati.

Continuing Directors

                                                                              Director
   Name of Director         Age             Principal Occupation               Since
   ----------------         ---             --------------------              --------
   Ronald E.F. Codd(2)..... 44  President and Chief Executive Officer,          1999
                                 Momentum Business Applications, Inc.
   Kathryn C. Gould(1)..... 50  Managing Member, Foundation Capital             1998
   Peng T. Ong............. 36  Chairman of the Board                           1995
   Mark C. Thompson(2)..... 42  Senior Vice President and Executive Producer,   1999
                                 Charles Schwab & Co.

--------
(1) Compensation Committee member.
(2) Audit Committee member.

  Kathryn C. Gould has been a director of Interwoven since March 1998. She is a founder of Foundation Capital, a venture capital firm, and has been a managing member since December 1995. Since 1989, Ms. Gould has been a general partner of Merrill, Pickard, Anderson & Eyre, a venture capital firm. Ms. Gould holds a Bachelor of Science in physics from the University of Toronto and a Master of Business Administration from the University of Chicago.

  Peng T. Ong is our founder and Chairman of our Board of Directors. He also served as a Vice President until January 2000. Prior to founding Interwoven, Mr. Ong was a founder of Electric Classifieds, Inc., an Internet classifieds company, and its Chief Architect from 1994 to 1995. From 1994 to December 1995, he served as a consultant to Illustra Information Technologies, Inc., a software company. Mr. Ong holds a Bachelor of Science in electrical engineering from the University of Texas at Austin and a Master of Science in computer science from the University of Illinois at Urbana-Champaign.

  Ronald E.F. Codd has been a director of Interwoven since July 1999. Mr. Codd has served as President, Chief Executive Officer and a director of Momentum Business Applications, Inc., a publicly-held software company, since January 1999. From 1991 to December 1998, he served as Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary of PeopleSoft, Inc., an enterprise software developer. Mr. Codd also serves on the board of directors of Adept Technology, Inc., a robotics manufacturer, and Intraware, Inc., a provider of business-to-business e-commerce services. Mr. Codd holds a Bachelor of Science in accounting from the University of California at Berkeley and a Master of Management from the J.L. Kellogg Graduate School of Management (Northwestern University).

  Mark C. Thompson has been a director of Interwoven since July 1999. Since 1988, Mr. Thompson has served in a number of positions with Charles Schwab, a financial services company, including most recently Senior Vice President and Executive Producer of Schwab.com. Mr. Thompson holds a Bachelor of Arts in international relations, and a Master of Arts in new media from Stanford University.

  There are no family relationships among any of our directors or officers.

Board of Directors Meetings and Committees

  Board of Directors. During 1999, the Board met 12 times, including telephone conference meetings. Except for Eileen Richardson, a former director, and Mark Thompson, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and of all committees of the Board on which such director served held during the period such director served. Mr. Thompson and Ms. Richardson attended 60% and 67% of the total number of such meetings, respectively.

  Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

  Audit Committee. Messrs. Codd and Thompson are the current members of the Audit Committee. The Audit Committee did not meet in 1999; rather, the Board performed the Audit Committee's functions. The Audit Committee meets with our independent accountants to review the adequacy of our internal control systems and financial reporting procedures, reviews the general scope of our annual audit and the fees charged by the independent accountants, and reviews and monitors the performance of non-audit services by our auditors. It also reviews the fairness of any proposed transaction between Interwoven and any officer, director or other of our affiliates and performs such other functions as may be required by any stock market upon which our common stock may be listed.

  Compensation Committee. Ms. Gould and Mr. Zingale are the current members of the Compensation Committee. The Compensation Committee met once during 1999. The Compensation Committee recommends compensation for our officers and employees, grants (or delegates authority to grant) options and stock awards under the our employee benefit plans, and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

Director Compensation

  Our directors receive no cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending Board and Board committee meetings.

  Under the 1999 Equity Incentive Plan, each director who is not our employee is automatically granted an option to purchase 20,000 shares of common stock under this plan, when he or she first becomes a member of the Board of Directors. Subsequently, each non-employee director is automatically granted an additional option to purchase 10,000 shares of common stock under this plan following each annual meeting of stockholders, if the director has served continuously as a member of the Board for at least one year. Each option granted to directors under the Incentive Plan has a 10-year term and terminates three months following the date the director ceases to be one of our directors or consultants or 12 months following the date if the termination is due to death or disability. All options granted to directors under the Incentive Plan are fully vested and immediately exercisable as of the date of grant.

  In July 1999, prior to adoption of the Incentive Plan, Messrs. Codd and Thompson were each granted an option to purchase 20,000 shares of common stock under the 1998 Stock Option Plan (the "1998 Plan") on terms substantially the same as those under the 1999 Equity Incentive Plan. The 1998 Plan terminated upon consummation of our initial public offering in October 1999, and no additional options may be granted under it. Ms. Gould and Mark Saul, a former director, were each granted an option to purchase 10,000 shares of common stock under the Incentive Plan in October 1999.

                  The Board recommends a vote for the election
                      of each of the nominated directors.

                                 PROPOSAL NO. 2
                    AMENDMENT OF 1999 EQUITY INCENTIVE PLAN

  Stockholders are being asked to approve an amendment to Interwoven's 1999 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, from 2,900,000 shares to 4,900,000 shares.

  The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of Interwoven because of the continuing need to provide stock options to attract, retain and motivate quality employees and remain competitive in the industry. Granting equity incentives under the Incentive Plan plays an important role in our efforts to attract, retain and motivate employees of outstanding ability. Competition for skilled engineering, sales and consulting personnel and other key employees in the Internet software development industry is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the high technology industries. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide us with adequate flexibility to ensure that we can continue to meet those goals and facilitate the expansion of our employee base.

  The Board approved the proposed amendment on April 13, 2000, to be effective upon stockholder approval. A summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment, follows below.

Incentive Plan History

  In July 1999 the Board adopted the Incentive Plan, and in September 1999 our stockholders approved the Incentive Plan. The Board reserved 2,900,000 shares for issuance under the Incentive Plan, in addition to any authorized shares not issued or subject to outstanding grants under the 1996 Stock Option Plan and 1998 Plan (the "Prior Plans") on October 7, 1999, the date of our initial public offering, and any shares issued under the Prior Plans that are forfeited or repurchased by us or that are issuable upon exercise of options granted under the Prior Plans that expire or become unexercisable for any reason without having been exercised in full. If any option or other award terminates without being exercised or issued, then the shares covered by the terminated option or award generally are available under the Incentive Plan for future grants or awards. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in Interwoven's future performance through awards of incentive stock options, nonqualified stock options (at not less than 85% of fair market value), restricted stock awards and stock bonuses. The Incentive Plan serves as the successor to our Prior Plans which terminated at the time of our initial public offering.

  From the inception of the Incentive Plan until December 31, 1999, options to purchase an aggregate of 466,001 shares of common stock were granted under the Incentive Plan. No options were granted to the officers identified in the Summary Compensation Table below. Our executive officers as of December 31, 1999 as a group (8 persons) were granted options to purchase a total of 104,000 shares and the current directors or nominees for election as a director who are not executive officers as a group (4 persons) were granted options to purchase a total of 10,000 shares. No options were granted to any associate of any executive officer or director of Interwoven, and no other person received 5% or more of such options.

Shares Under the Incentive Plan

  The shares available for issuance under the Incentive Plan are authorized but unissued shares of common stock. The Board has reserved an aggregate of 4,900,000 shares of common stock for issuance under the Incentive Plan. In addition, any shares remaining unissued under the Prior Plans on the effective date of the Incentive Plan, including any shares not issued or issuable upon exercise of options granted pursuant to the Prior Plans that are forfeited or repurchased by the us or that expire or become unexercisable for any reason without having been exercised in full, are no longer available for distribution under the Prior Plans but are available for distribution under the Incentive Plan. Shares that will again be available for grant and issuance under the Incentive Plan include: (a) shares that are subject to issuance upon exercise of options that cease to be subject to these options for reasons other than option exercise; (b) shares issued pursuant to the exercise of awards that are subsequently forfeited or repurchased at the original purchase price; (c) shares subject to awards of restricted stock that are subsequently forfeited or repurchased at the original purchase price; and (d) shares that are subject to awards that otherwise terminate without shares being issued. The number of shares covered by the Incentive Plan is subject to proportional adjustment to reflect stock splits, stock dividends, recapitalizations, subdivisions, combinations and other similar events.

Eligibility

  Employees, officers, directors, consultants, independent contractors and advisors of Interwoven (and of its parent or any subsidiaries) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 1,000,000 shares of common stock in any calendar year under the Incentive Plan, other than new employees of Interwoven (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,500,000 shares of common stock in the calendar year in which they commence their employment with us. As of December 31, 1999, approximately 205 persons were eligible to participate in the Incentive Plan, no shares had been issued upon exercise of options and 466,001 shares were subject to outstanding options. As of that date, 2,433,999 shares were available for future grant pursuant to the Incentive Plan, after taking into account the proposed amendment to the Incentive Plan and the shares originally reserved for issuance under the Prior Plans that have become available for distribution under the Incentive Plan. The closing price of our common stock on the Nasdaq National Market was $68.75 per share on April 13, 2000, the last trading day before the Record Date.

Administration

  The Incentive Plan is administered by the Compensation Committee, the members of which are appointed by the Board (the "Committee"), or by the Board acting as the Committee. The Committee currently consists of Kathryn Gould and Anthony Zingale, each of whom are "non-employee directors," as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code (the "Code").

  Except for automatic grants to non-employee directors, the Committee determines the persons who are to receive awards, the number of shares subject to each award and the terms and conditions of awards, subject to the terms of the Incentive Plan. Except for automatic grants to each eligible director who is not our employee, the Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

Stock Options

  The Incentive Plan permits the granting of options that are Incentive Stock Options ("ISOs") that qualify under Section 422 of the Code or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of Interwoven or any parent or subsidiary of Interwoven. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of common stock at the time of grant. The per share exercise price of an ISO granted to a 10% stockholder must be no less than 110% of the fair market value of a share of common stock at the time of grant. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of common stock at the time of grant. Options granted under the Incentive Plan have a maximum term of ten years. Awards granted under the Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the compensation committee and set forth in the award agreement with respect to awards that are not ISOs).

  The exercise price of options granted under the Incentive Plan may be paid as expressly approved by the Committee and as permitted by law at the time of grant:

  (1) in cash (by check);

  (2) by cancellation of indebtedness of Interwoven to the Participant;

  (3) by surrender of shares of common stock owned by the Participant for at least six months or obtained in the public market and having a fair market value on the date of surrender equal to the aggregate exercise price of the option;

  (4) by tender of a full recourse promissory note;

  (5) by waiver of compensation due to or accrued by the Participant for services rendered;

  (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker;

  (7) by a "margin" commitment from the Participant and an NASD broker; or

  (8) by any combination of the foregoing.

Options granted under the Incentive Plan generally may be exercised for a period of time after the termination of the optionee's employment by Interwoven or by any of its subsidiaries. Options will generally terminate immediately upon termination for cause.

Restricted Stock Awards

  The Committee may grant Participants awards to purchase restricted stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for restricted stock will be determined by the Committee. The purchase price for such awards will be determined by the Committee on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through
(5), or by any combination of such forms of consideration, in "Stock Options" above, as are approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan.

Stock Bonuses

  The Committee may grant Participants awards of stock bonuses either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. During 1999, no shares were issued pursuant to stock bonus awards.

Automatic Grants to Directors

  Under the Incentive Plan, each director who is not our employee is automatically granted an option to purchase 20,000 shares of common stock under the Incentive Plan, when he or she first becomes a member of the Board of Directors. Subsequently, each non-employee director is automatically granted an additional option to purchase 10,000 shares of common stock under the Incentive Plan following each annual meeting of stockholders, if such member has been continuously serving as a director for a period of one year or more since becoming a member of the Board. Such options are granted with an exercise price equal to the fair market value of our common stock on the date of grant. All options granted to directors who are not are employees are 100% vested and immediately exercisable.

Mergers, Consolidations, Change of Control

  In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of Interwoven or any other similar corporate transaction as defined in the Incentive Plan, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to our stockholders (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

Amendment of the Incentive Plan

  The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder.

Term of the Incentive Plan

  Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire on July 21, 2009, ten years after the date the Board adopted it.

Federal Income Tax Information

  The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to Interwoven and Participants under the Incentive Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Each Participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Incentive Plan.

  Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

  Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

  Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by Interwoven (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

  Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

  Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

  Tax Treatment of the Company. Interwoven generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that Interwoven timely reports such income to the Internal Revenue Service. Interwoven will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

  ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

   The Board recommends a vote for the amendment of the 1999 Equity Incentive
                                     Plan.

                               NEW PLAN BENEFITS

  The following table shows the options that are or will be granted in 2000 to non-employee directors in the aggregate under the Incentive Plan, if the nominees are elected and the continuing directors continue to serve. Anthony Zingale was appointed to the Board in April 2000 and received an Initial Grant at that time.

   Name and Position          Exercise Price (per share)       Number of Shares
   -----------------          --------------------------       ----------------
All current directors
 who are not executive
 officers, as a group
 (5 persons)........... Fair market value on the date of grant      60,000

  Future awards to executive officers and employees of Interwoven under the Incentive Plan and the Interwoven, Inc. 1999 Employee Stock Purchase Plan are discretionary and cannot be determined at this time. We have therefore not included a table that reflects such awards.

                                 PROPOSAL NO. 3
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  We have selected PricewaterhouseCoopers LLP as our independent accountants to perform the audit of our financial statements for the fiscal year ending December 31, 2000, and the stockholders are being asked to ratify such selection. PricewaterhouseCoopers LLP has been engaged as our independent accountants since the year ended December 31, 1997. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

                The Board recommends a vote for the ratification of the selection of PricewaterhouseCoopers LLP.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information with respect to the beneficial ownership of Interwoven common stock, as of April 14, 2000, by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee; (iii) each Named Executive Officer set forth in the Summary Compensation Table below; and (iv) all directors and executive officers as a group.

  The percentage of shares beneficially owned is based on 23,970,300 shares of common stock outstanding as of April 14, 2000. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated above, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of April 14, 2000 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                            Shares
                                               Shares   Issuable Under
                                  Amount of  Subject to    Options
                                  Beneficial Repurchase  Exercisable
Name of Beneficial Owner          Ownership    Right    within 60 days Percent
------------------------          ---------- ---------- -------------- -------
Kathryn C. Gould(1).............. 2,926,895        --       10,000      12.2%
 Foundation Capital entities
 70 Willow Road, Suite 200
 Menlo Park, CA 94025
JK&B Entities(2)................. 2,113,046        --          --        8.8
 205 North Michigan Avenue,
 Suite 808
 Chicago, IL 60601
Peng T. Ong(3)................... 1,780,000        --          --        7.4
Martin W. Brauns(4).............. 1,286,103    698,085         --        5.4
Jozef Ruck.......................   246,666    185,000         --        1.0
Michael A. Backlund(5)...........   224,998    158,747      26,666         *
Jack S. Jia(6)...................   194,333    101,179         --          *
Anthony Zingale..................    20,000        --       20,000         *
Mark C. Thompson.................    18,000        --          --          *
Ronald E.F. Codd.................    18,000        --       18,000         *
All twelve directors and
 executive officers as a
 group(7)........................ 7,151,661  1,470,371      54,666      29.8%

--------
*   Less than 1%

(1) Represents 2,590,970 shares held by Foundation Capital II, L.P., 180,077 shares held by Foundation Capital II Entrepreneurs Fund, L.L.C., and 145,848 shares held by Foundation Capital II Principals Fund, L.L.C. Foundation Management II, L.L.C. is the general partner of Foundation Capital II, L.P. Foundation Management II, L.L.C. is the managing member of both Foundation Capital II Entrepreneurs Fund, L.L.C. and Foundation Capital II Principals Fund, L.L.C. Kathryn Gould, one of our directors, is a managing member of Foundation Management II, L.L.C. and shares voting and investment power of these shares. Ms. Gould disclaims beneficial ownership of these shares, except to the extent of her direct pecuniary interest in these shares.

(2) Represents 1,475,503 shares held by JK&B Capital, L.P. and 637,543 shares held by JK&B Capital II, L.P. JK&B Management, L.L.C. is the general partner of JK&B Capital, L.P. and JK&B Capital II, L.P.

(3) Represents 890,000 shares of common stock held of record by Peng Tsin Ong and 890,000 shares of common stock held of record by Wai Ping-Leong, his spouse. Mr. Ong's address is c/o Interwoven, Inc., 1195 W. Fremont Avenue, Suite 2000, Sunnyvale, CA 94087.

(4) Represents 1,286,103 shares of common stock held of record by Martin W. Brauns and Margaret R. Brauns, trustees U/D/T 1/9/95. Mr. Brauns' address is c/o Interwoven, Inc., 1195 W. Fremont Avenue, Suite 2000, Sunnyvale, CA 94087.

(5) Includes 116,666 shares of common stock held of record by the Backlund Family Trust.

(6) Includes 1,000 shares of common stock held by family members, as to which Mr. Jia disclaims beneficial ownership.

(7) Includes 500 shares held by a relative of one executive officer, as to which the officer disclaims beneficial ownership.

                               EXECUTIVE OFFICERS

  The names, ages and positions of our executive officers as of April 14, 2000 were as follows:

Name                     Age                            Position
----                     ---                            --------
Martin W. Brauns........  40 President and Chief Executive Officer
David M. Allen..........  41 Vice President and Chief Financial Officer
Michael A. Backlund.....  45 Senior Vice President of Worldwide Sales and Field Operations
Jeffrey E. Engelmann....  38 Vice President of Product Marketing and Technology Partnerships
Jack S. Jia.............  37 Vice President of Engineering
Jozef Ruck..............  48 Vice President of Corporate and Channels Marketing
John Van Siclen.........  43 Vice President of Corporate Development

  Martin W. Brauns has been President and Chief Executive Officer and a director of Interwoven since March 1998. Before joining Interwoven, Mr. Brauns served as President and Chief Operating Officer of Sqribe Technologies, Inc., a software company, from July 1997 to November 1997. From March 1996 to June 1997, Mr. Brauns served in a number of positions, including most recently as Vice President of North American Sales, at Informix Software, Inc., a software company. From 1992 to January 1996, Mr. Brauns served as Vice President of Worldwide Sales of Adaptec Inc., a hardware and software manufacturer. Mr. Brauns holds a Bachelor of Science in international business and a Master of Business Administration from San Jose State University.

  David M. Allen has served as our Vice President and Chief Financial Officer since joining Interwoven in March 1999. Before joining Interwoven, Mr. Allen served as Vice President and Chief Financial Officer of Objective Systems Integrators, Inc., a telecommunications network management company, from July 1996 to March 1999. From 1985 to July 1996, he served in a number of positions, including most recently as Vice President and Chief Financial Officer, at Telecommunications Techniques Corporation, a communications test equipment manufacturing company. Mr. Allen holds a Bachelor of Science in accounting from the University of Maryland.

  Michael A. Backlund has served as our Senior Vice President of Worldwide Sales and Field Operations since October 1999. From May 1998 to October 1999, he served as our Vice President of Worldwide Sales. From January 1997 to May 1998, Mr. Backlund served in a number of positions at Computer Associates International, a software company, including most recently as Vice President of Divisional Sales. Prior to joining Interwoven, he was a founder of CMS Communications, Inc., a telecommunications equipment company, and served in a number of capacities from 1986 to December 1996, including most recently as Vice President of Sales and Marketing. Mr. Backlund holds a Bachelor of Arts and a Master of Arts in economics from the University of Southern California.

  Jeffrey E. Engelmann has served as our Vice President of Product Marketing and Technology Partnerships since January 2000. From January 1999 through December 1999, he served as our Vice President of Business Development. Before joining Interwoven in January 1999, Mr. Engelmann served as Executive Operations Officer of the Internet division of IBM. From 1991 to December 1997, he served in a number of development, consulting and sales positions with IBM, including most recently as Business Unit Executive of eBusiness Solution Sales. Mr. Engelmann holds a Bachelor of Science in chemical engineering and a Bachelor of Arts in computer science from the University of Wisconsin at Madison.

  Jack S. Jia has served in a variety of positions, including most recently as our Vice President of Engineering, since joining Interwoven in January 1997. Prior to joining Interwoven, Mr. Jia was a founder of V-Max America, Inc., a computer distribution company, and served as the Chief Executive Officer from 1993 to October 1998. From May 1995 to January 1997, he served as a Project Manager at Silicon Graphics, Inc., a computer systems company, and from 1993 to May 1995, he served in a number of senior engineering positions at Sun Microsystems, Inc., a computer systems company. Mr. Jia holds a Bachelor of Science in electrical engineering and a Master of Science in computer science from the Northern Jiao-Tong University, Beijing, a Master of Science in electrical engineering from Polytechnic University of New York, and a Master of Business Administration from Santa Clara University.

  Jozef Ruck has served as our Vice President of Corporate and Channels Marketing since January 2000. From March 1999 through December 1999, he served as our Vice President of Marketing. From April 1997 to April 1999, Mr. Ruck served in a number of positions at Genesys Telecommunications Laboratories, a call center software company, including most recently as Vice President of Customer Marketing. From 1994 to March 1997, he served in a number of positions, including most recently as Western Region Sales Director, at Network Appliance, Inc., a data storage company. Mr. Ruck holds a Bachelor of Science in mechanical engineering from Oregon State University and a Master of Business Administration from Santa Clara University.

  John Van Siclen has served as our Vice President of Corporate Development since joining Interwoven in December 1999. From February 1997 to November 1999, Mr. Van Siclen served as President and Chief Executive Officer of Perspecta, Inc., a start-up Internet software company, that was acquired by Excite@Home in October 1999. From February 1996 to February 1997, Mr. Van Siclen served as Vice President, Alternate Channels at Informix Software, Inc., a database software company. From 1990 through January 1996, Mr. Van Siclen held various sales and marketing management positions, including, most recently, Vice President of Worldwide Sales and Marketing, at NetFrame Systems, a network systems company. Mr. Van Siclen holds a Bachelor of Arts in history from Princeton University.

  There are no family relationships among any of our directors or officers.

                             EXECUTIVE COMPENSATION

  The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Interwoven and its subsidiaries during each of 1998 and 1999 to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers at the end of 1999 (the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The restricted stock value is calculated based upon a purchase price of $0.18 per share for Mr. Brauns and a purchase price of $0.39 per share for Mr. Ruck, and assuming an estimated fair market value on the date of grant is equal to $17.00 per share, which was the initial public offering price of a share of our common stock on October 8, 1999. On December 31, 1999, Mr. Brauns held 1,333,333 shares of common stock and Mr. Ruck held 246,666 shares of common stock pursuant to restricted stock award and subject to our right to repurchase these shares upon termination of employment. Our right to repurchase Mr. Brauns' shares expires ratably over a 48-month period that began in March 1998. Our right to repuchase Mr. Ruck's shares expired as to 53,333 shares on March 15, 2000 and expires for the remaining shares ratably each month over 36 months thereafter. If declared by the Board, dividends will be paid on these restricted stock awards. At December 31, 1999, the value of the restricted stock awards was $161,926,626 for Mr. Brauns and $29,904,552 for Mr. Ruck, based on the closing price per share of our common stock of $121.63 on that date. We do not grant stock appreciation rights and have no long-term compensation benefits other than stock options.

                           Summary Compensation Table

                                           Annual             Long-Term
                                        Compensation     Compensation Awards
                                      ----------------- ----------------------
                                                        Restricted  Securities
                                                           Stock    Underlying
  Name and Principal Position    Year  Salary   Bonus     Awards     Options
  ---------------------------    ---- -------- -------- ----------- ----------
Martin W. Brauns................ 1999 $250,000 $300,000 $       --    86,103
 President and Chief Executive   1998  206,119  100,000  22,426,661      --
 Officer
Peng T. Ong(1).................. 1999  135,000  108,000         --       --
 Chairman of the Board           1998  114,315  125,000         --       --
Michael A. Backlund............. 1999  145,000  155,000         --    93,332
 Senior Vice President of        1998   80,826   65,450         --   156,666
 Worldwide Sales and Field
 Operations
Jack S. Jia..................... 1999  115,000   92,000         --    36,666
 Vice President of Engineering   1998  104,988   55,000         --    96,666
Jozef Ruck...................... 1999  115,606   60,000   4,097,122      --
 Vice President of Corporate and 1998      --       --          --       --
 Channels Marketing

--------
(1)Mr. Ong resigned from the office of Vice President of Professional Services in January 2000.

  The following table sets forth further information regarding option grants pursuant to the 1998 Plan and the Incentive Plan during 1999 to each of the Named Executive Officers.

  All options granted under the 1998 Plan and the Incentive Plan are immediately exercisable and are either incentive stock options or nonqualified stock options. We have the right to repurchase the shares issued upon exercise of these options at the original purchase price if they are unvested at the time the grantee terminates employment with us. The repurchase right generally lapses as to 25% of the shares on the first anniversary of the date of grant and the remainder expire ratably over a 36-month period thereafter. We have also granted nonqualified stock options that do not contain a repurchase right or contain repurchase terms that are negotiated between the optionee and us. Options expire ten years from the first date of employment. Options were granted at an exercise price equal to the fair market value of our common stock, as determined by our board of directors, on the date of grant. In 1999, we granted to our employees and consultants option to purchase a total of 2,522,393 shares of common stock.

  In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the value of the shares appreciates at the indicated rate for the entire term of the options and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent Interwoven's estimate or projection of future common stock prices or values. For options granted before our initial public offering in October 1999, we assumed that the fair market value on the date of grant was $17.00 per share, which was the initial public offering price.

                             Option Grants in 1999

                                                                            Potential Realizable Value
                         Number of  Percentage of                             at Assumed Annual Rates
                         Securities Total Options                           of Stock Price Appreciation
                         Underlying  Granted to                                   for Option Term
                          Options   Employees in  Exercise Price Expiration ----------------------------
Name                      Granted       1999        Per Share       Date          5%           10%
----                     ---------- ------------- -------------- ---------- ------------- --------------
Martin W. Brauns........   86,103        3.4%         $0.39       03/18/09  $   2,350,716 $   3,763,013

Peng T. Ong.............      --         --             --             --             --            --

Michael A. Backlund.....   66,666        2.7           0.39       01/28/09      1,820,062     2,913,546
                           13,333        0.5           7.64       07/22/09        267,343       486,036
                           13,333        0.5          14.00       10/06/09        182,545       401,238

Jack S. Jia.............   16,666        0.7           0.39       01/28/99        455,002       728,365
                           20,000        0.8           7.64       07/22/09        401,024       729,072

Jozef Ruck..............      --         --             --             --             --            --

  The following table presents the number of shares acquired and the value realized upon exercise of stock options during 1999 and the number of shares of common stock subject to "exercisable" and "unexercisable" stock options held as of December 31, 1999 by each of the Named Executive Officers. Also presented are values of "in-the-money" options, which represent the positive difference between the exercise price of each outstanding stock option and the closing price of our common stock as reported on the Nasdaq National Market on December 31, 1999, the last day of trading for 1999, which was $121.63. Each of these options was exercisable immediately upon grant, subject to our right to repurchase the option shares at the exercise price upon termination of the optionee's employment. The repurchase right generally expires as to 25% of the shares on the first anniversary of the date of grant and the remainder expires ratably over the 36-month period thereafter. For option exercises before our initial public offering in October 1999, the amounts shown under the column "Value Realized" are based on the initial public offering price of $17.00 per share, net of the exercise price.

             Aggregate Option Exercises in 1999 and Year-End Values

                                                   Number of Securities      Value of Unexercised
                                                  Underlying Unexercised     In-the-Money Options
                           Shares                 Options at Year-End(1)          at Year-End
                         Acquired on    Value    ------------------------- -------------------------
Name                     Exercise(1) Realized(1) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
Martin W. Brauns........   86,103    $1,430,171      --         722,221       $--       $87,840,129
Peng T. Ong.............      --            --       --             --         --               --
Michael A. Backlund.....   66,666     1,107,322      --         187,984        --        22,863,554
Jack S. Jia.............   96,666     1,471,422      --         116,317        --        14,147,055
Jozef Ruck..............      --            --       --             --         --               --

--------
(1) Options granted under our stock option plans prior to our initial public offering in October 1999 are generally exercisable immediately but the shares acquired upon exercise are subject to lapsing rights of repurchase at the exercise price. The heading "exercisable" refers to unexercised options to purchase shares as to which our right of repurchase has lapsed. The heading "unexercisable" refers to shares that we still have the right to repurchase upon termination of the optionee's employment.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Before July 1999, the compensation committee consisted of Mr. Brauns, Ms. Gould and Eileen Richardson, a former director. No compensation decisions were made by this committee before our initial public offering in October 1999; rather, all compensation decisions were made by the full board of directors. Form July 1999 to March 2000, our compensation committee consisted of Mark Saul, a former director, and Ms. Gould. Since April 2000, our compensation committee has consisted of Ms. Gould and Mr. Zingale, both of whom are "non-employee directors" under federal securities laws and "outside directors" under federal tax laws. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

  Entities associated with Foundation Capital purchased 146,666 shares of Series E Preferred Stock at $8.49 per share in June 1999. Ms. Gould is a member of Foundation Capital and may be deemed to own beneficially the shares held by entities associated with Foundation Capital. Mark Saul, a former director and member of the Compensation Committee, is a member of Foundation Capital but does not own beneficially the shares held by entities associated with Foundation Capital.

  For a description of the loan between Mr. Brauns and us, please refer to "Certain Relationships and Related Transactions--Loans to Executive Officers."

                        REPORT ON EXECUTIVE COMPENSATION

  Prior to our initial public offering in October 1999, the Board (with Mr. Brauns and Mr. Ong abstaining) made decisions about executive compensation, including stock option grants. Thereafter, these decisions have been and will be made by the Compensation Committee of the Board. References to the "Committee" in this section are intended to be references to the Board prior to the initial public offering and to the Compensation Committee thereafter. The Compensation Committee consists of two independent non-employee directors, neither of whom has any interlocking relationships as defined by the Securities and Exchange Commission.

General Compensation Policy

  The Committee acts on behalf of the Board to establish the general compensation policy of Interwoven for all our employees. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and key employees near the beginning of each year. The Committee administers our incentive and equity plans, including the Incentive Plan and the 1999 Employee Stock Purchase Plan.

  The Committee's approach to compensation of executive officers, including the CEO, is to relate that compensation directly to corporate performance. We relate a portion of each individual's total compensation to company-wide revenue and profit objectives, as well as individual objectives that are established at the beginning of the year. Cash compensation includes base salary and potential cash bonuses. For long-term equity incentives for executive officers we grant stock options, which have value only if the price of the common stock increases above the grant price and the executive remains with Interwoven for the period required for the options to vest.

  In 1999 the Committee determined base salaries, incentive compensation and stock option grants for executive officers based on its own experience, and for 2000 it intends to review surveys of prevailing compensation practices among high-technology companies with whom Interwoven competes for executive talent. The Committee compares the compensation of Interwoven's executive officers with comparable positions at comparable companies to determine base salary, target bonuses and target total cash compensation. The Committee, along with the CEO, reviews this competitive market information for each executive level position and the Committee alone review this information as to the CEO. Each executive officer's performance for the past year and objectives for the coming year are reviewed, together with that person's responsibility level and Interwoven's performance compared to objectives, and performance targets are set for the coming year.

1999 Executive Compensation

  The entire Board of Directors (with Mr. Brauns and Mr. Ong abstaining) made all executive compensation decisions in 1999 prior to our initial public offering in October 1999, and the Compensation Committee made those decisions thereafter. The following in paragraphs describe how those decisions were reached.

  Base Compensation. Compensation information was presented in February 1999. The Board reviewed the recommendations and performance and market data and established a 1999 base salary level for each executive officer, including the CEO.

  Incentive Compensation. Cash bonuses are awarded to the extent that an executive officer achieves predetermined individual objectives and Interwoven has met revenue and profit objectives set by the Board at the beginning of the year. The CEO's subjective judgment of other executives' performance is a factor in determining whether those individual objectives have been satisfied. Cash bonuses to individuals are not limited, with the exception of the profit factor of such bonus, which is limited to twice the amount of the relevant individual's target for such profit factor. Performance is measured at the end of the year. For 1999, 100% of individual executives' bonus compensation depended on Interwoven revenues and profits achieving specified targets, with the balance, if any, based on individual objectives that were set for each individual executive.

  Stock Options. Stock options are an essential element of our executive compensation packages. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the common stock. Almost all of our full-time employees participate in our stock plans.

  In 1999, we granted stock options to aid in the retention of executive officers and to align their interests with those of the stockholders. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of our common stock on the date of grant. Stock options typically are granted to executive officers when the executive first joins Interwoven, or in connection with a significant change in responsibilities, or occasionally to achieve equity within a peer group. In its discretion the Committee may also grant stock options to executives to provide greater incentives to continue their employment with Interwoven and to strive to increase the value of our common stock. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to affect corporate or business unit results, past performance or consistency within the executive's peer group. In 1999, as part of an annual review of the stock options held by our executive officers and managers, the Committee considered these factors, as well as the number of options held by those executive officers as of the date of grant that remained unvested.

  For 2000, the Committee plans to consider granting options under the Incentive Plan to executive officers based on the factors described above, with particular attention to company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives for 2000, to Interwoven revenue and profit expectations and to the number of options currently held by each executive officer that remain unvested.

  Company Performance and CEO Compensation. Mr. Brauns' base salary was $250,000 in 1999, as it had been in 1998. Based upon the criteria set forth above, the Committee awarded Mr. Brauns a bonus of $300,000 for 1999, representing 300% of his 1999 target bonus. This incentive compensation was based upon Mr. Brauns achieving corporate operating revenue and profit objectives and performance relative to his individual goals. These objectives included managing Interwoven's overall corporate business plan, meeting profitability projections and sales targets, and strengthening Interwoven's market position. The Committee also granted Mr. Brauns an immediately exercisable option to purchase 86,103 shares of common stock, subject to our right to repurchase all of these shares for four years, unless Mr. Brauns achieved certain 1999 performance objectives, in which case our right to repurchase these shares would expire as to 21,525 shares on January 1, 2000 and would expire ratably as to the remaining shares over a 36-month period thereafter. In granting this option, the Committee reviewed Mr. Brauns' prior outstanding stock grants, the number of restricted shares that remained unvested, the number of shares Mr. Brauns already owned that were not subject to repurchase, and Interwoven's performance in 1998. The Committee believes that this grant was appropriate because it provided the proper incentives to Mr. Brauns for 1999 and beyond and takes account of his prior significant stock holdings. The Committee reviewed compensation practices of comparable companies in making these awards.

  Compliance with Section 162(m) of the Code. Interwoven intends to comply with the requirements of Section 162(m) of the Code for 2000. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. Interwoven does not expect cash compensation for 2000 to any of its executive officers to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          THE BOARD OF DIRECTORS

                                          Martin W. Brauns
                                          Ronald E.F. Codd
                                          Kathryn C. Gould
                                          Peng T. Ong
                                          Mark C. Thompson
                                          Anthony Zingale

                        COMPANY STOCK PRICE PERFORMANCE

  The stock price performance graph below is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

  The graph below compares the cumulative total stockholder return on our common stock from October 7, 1999 (the effective date of our registration statement with respect to our initial public offering) to December 31, 1999 with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the Chase H&Q Internet 100 Index over the same period (assuming the investment of $100 in the common stock of Company and in each of the other indices on the date of our initial public offering, and reinvestment of all dividends).

  The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

               Comparison of Three-Month Cumulative Total Return

                             [PERFORMANCE GRAPH]

                                                            Nasdaq Stock Market--       Chase H&Q Internet
                                  Interwoven, Inc.                U.S. Index                100 Index
                            ----------------------------- -------------------------- ------------------------
                            Market Price Investment Value   Index   Investment Value  Index  Investment Value
                            ------------ ---------------- --------- ---------------- ------- ----------------
   10/08/99................   $ 17.000       $100.00      $  968.21     $100.00      $516.87     $100.00
   12/31/99................   $121.625       $715.44      $1,359.43     $140.41      $912.76     $176.59

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  From January 1, 1999 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which we or any of our subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for payments set forth under "Executive Compensation" above and the transactions described below.

Preferred Stock Financing

  In June 1999, we sold an aggregate of 2,263,136 shares of Series E Preferred Stock at a purchase price of $8.49 per share. In connection with this sale of our capital stock, entities associated with each of Foundation Capital, JK&B Capital, Accel Partners and Draper Fisher Jurvetson purchased 146,666, 132,861, 72,039 and 1,313 shares of Series E Preferred Stock, respectively. Ms. Gould is a member of Foundation Capital and may be deemed to own beneficially the shares held by entities associated with Foundation Capital. Mark Saul, a former director, is a member of Foundation Capital but does not own beneficially the shares held by entities associated with Foundation Capital.

Employment Contracts with Management

  Mr. Brauns, our President and Chief Executive Officer, entered into an employment agreement with us in February 1998. This agreement establishes Mr. Brauns' initial annual salary of $250,000 and eligibility for benefits and bonuses tied to our revenues. This agreement also provides for his election to the Board of Directors as a condition of employment. This agreement continues until it is terminated upon written notice by Mr. Brauns or by us. If his employment is terminated by us for cause or if he voluntarily elects to terminate his employment, we must pay his salary and other benefits through the date of his termination. If his employment is terminated by us without cause or if he terminates his employment under some circumstances, we must pay his benefits through the date of his termination and his salary for up to 12 additional months after this date, unless Mr. Brauns is employed full-time by another employer.

  Under this agreement, Mr. Brauns agreed to purchase 1,333,333 shares of common stock at an exercise price of $0.18 per share. The shares purchased by Mr. Brauns are subject to our right to repurchase the shares upon termination of his employment. Our repurchase right expires ratably over a 48-month period from March 1998. Our repurchase right also expires as to all of the shares in the event that we merge or consolidate with another entity or sell all or substantially all of our assets.

  In connection with this stock purchase, we agreed to loan Mr. Brauns the entire purchase price. This loan has been repaid in full. See "Certain Relationships And Related Transactions--Loans to Executive Officers."

  Mr. Ong's offer letter, dated February 29, 1996, provided for an initial annual salary of $48,000 commencing on March 1, 1996. Mr. Ong's employment is at will and may be terminated at any time, with or without formal cause.

  Mr. Backlund's offer letter, dated May 1, 1998, provides for an initial annual salary of $135,000 commencing on May 26, 1998 and eligibility for an incentive bonus of up to $100,000. The offer letter also provides for reimbursement for relocation expenses. Mr. Backlund received options to purchase 156,666 shares of our common stock at an exercise price of $0.21 per share under the 1996 Stock Option Plan of which options to purchase 39,166 shares vested on May 26, 1999 and the remainder will vest ratably over a 36-month period thereafter. On January 28, 1999, Mr. Backlund received options to purchase an additional 66,666 shares of our common stock at an exercise price of $0.39 per share as a result of meeting revenue objectives in 1998 and in lieu of a portion of his cash bonus earned in 1998. Mr. Backlund's employment is at will and may be terminated at any time, with or without formal cause.

  Mr. Jia's offer letter, dated January 6, 1997, provides for an initial annual salary of $70,000 commencing January 27, 1997. Mr. Jia received options to purchase 60,000 shares of our common stock at an exercise price of $0.09 per share under the 1996 Stock Option Plan, of which options to purchase 15,000 shares vested on January 28, 1998 and the remainder will vest ratably over a 36-month period thereafter. Mr. Jia's employment is at will and may be terminated at any time, with or without formal cause.

  Mr. Ruck's offer letter, dated February 18, 1999, provides for an initial annual salary of $140,000 commencing on March 15, 1999 and eligibility for an incentive bonus of $60,000. Pursuant to the offer letter, Mr. Ruck purchased 213,333 shares of our common stock at an exercise price of $0.39 per share. The shares purchased by Mr. Ruck are subject to our right to repurchase all of the shares of common stock upon termination of his employment. Our right to repurchase his shares upon termination lapsed with respect to 53,333 shares on March 15, 2000 and expires ratably as to the remaining shares over a 36-month period thereafter. On March 18, 1999, Mr. Ruck purchased an additional 33,333 shares of our common stock at an exercise price of $0.39 per share, subject to attainment of individual and corporate objectives, and subject to the same repurchase rights described above. Also, pursuant to his offer letter, we loaned Mr. Ruck $96,200 pursuant to two partial recourse secured promissory notes representing the purchase price for his shares. These notes are described further below under "Certain Relationships And Related Transactions--Loans to Executive Officers." Mr. Ruck's employment is at will and may be terminated at any time, with or without formal cause.

Loans to Executive Officers

  In March 1998, we loaned $240,000 to Mr. Brauns, our President and Chief Executive Officer, secured by a promissory note and stock pledge agreement, in connection with his purchase of 1,333,333 shares of common stock. The note accrued interest at a rate of 6% per year and has been paid in full. The largest aggregate amount of indebtedness under this loan during 1999 was $247,200.

  In April 1999, we loaned an aggregate of $105,300 to Mr. Engelmann, our Vice President of Product Marketing and Technology Partnerships, secured by two promissory notes and a stock pledge agreement, in connection with his purchase of 270,000 shares of common stock. In October 1999, the notes were amended to adjust the repayment schedule in the event of an initial public offering of common stock. The notes accrue interest at a rate of 6% per year. Interest is payable annually. The principal sum of each note will become due and payable in eighteen equal monthly installments beginning in October 2000. If Mr. Engelmann breaches his obligations under the notes we may enforce our right to payment of 25% of the principal and any accrued interest out of any of Mr. Engelmann's assets, but may enforce our right to payment of the balance due under the notes only out of the stock subject to the stock pledge agreement. As of December 31, 1999, $109,723 remained outstanding under the notes.

  In April 1999, we loaned an aggregate of $96,200 to Mr. Ruck, our Vice President of Marketing, secured by two promissory notes and a stock pledge agreement, in connection with his purchase of 246,666 shares of common stock. In October 1999, the notes were amended to adjust the repayment schedule in the event of an initial public offering of common stock. The notes accrue interest at a rate of 6% per year. Interest is payable annually. The principal sum of each note will become due and payable in eighteen equal monthly installments beginning in October 2000. If Mr. Ruck breaches his obligations under the notes we may enforce our right to payment of 25% of the principal and any accrued interest out of any of Mr. Ruck's assets, but may enforce our right to payment of the balance due under the notes only out of the stock subject to the stock pledge agreement. As of December 31, 1999, $100,208 remained outstanding under the notes.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals for inclusion in our proxy statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2001 must be received by December 29, 2000. Stockholders wishing to bring a proposal before the annual meeting for 2001 (but not include it in our proxy materials) must provide written notice of such proposal to our Secretary at our principal executive offices no later than March 14, 2001.

                         COMPLIANCE UNDER SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16 of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of the our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during 1999, except that John Van Siclen filed one late Form 3 and one late Form 4, Michael Backlund filed one late Form 3 and Mark Saul filed one late Form 3 and one late Form 4.

                                 OTHER BUSINESS

  The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                               INTERWOVEN, INC.

                          1999 EQUITY INCENTIVE PLAN

                           As Adopted July 22, 1999
                           As Amended June    , 2000

  1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

  2. Shares Subject to the Plan.

    2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 4,900,000./1/ Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the 1996 Stock Option Plan and the 1998 Stock Option Plan (the "Prior Plans") on the Effective Date (as defined below) and any shares issued under the Prior Plans that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

    2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then
  (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and
  (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

  3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,500,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.
--------
/1/ Adjusted to reflect the authorization of 2,000,000 additional shares of
  Common Stock for issuance under the Plan approved by the Company's
  stockholders on June   , 2000.

  4. Administration.

    4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

    (a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

    (b)prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

    (c)select persons to receive Awards;

    (d)determine the form and terms of Awards;

    (e)determine the number of Shares or other consideration subject to Awards;

    (f)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

    (g)grant waivers of Plan or Award conditions;

    (h)determine the vesting, exercisability and payment of Awards;

    (i)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

    (j)determine whether an Award has been earned; and

    (k)make all other determinations necessary or advisable for the administration of this Plan.

    4.2 Committee Discretion. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

  5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

    5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

    5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

    5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

    5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
  (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

    5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

    5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

    (a)If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

    (b)If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

    (c)Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

    5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

    5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

    5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
  Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under
  Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

    5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

  6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

    6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

    6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

    6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

    6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

  7. Stock Bonuses.

    7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

    7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

    7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

  8. Payment for Share Purchases.

    8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

    (a)by cancellation of indebtedness of the Company to the Participant;

    (b)by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

    (c)by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

    (d)by waiver of compensation due or accrued to the Participant for services rendered;

    (e)with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

      (1)through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

      (2)through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (f)by any combination of the foregoing.

    8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

  9. Automatic Grants to Outside Directors.

    9.1 Types of Options and Shares. Options granted under this Plan and subject to this Section 9 shall be NQSOs.

    9.2 Eligibility. Options subject to this Section 9 shall be granted only to Outside Directors.

    9.3 Annual Grants. Each Outside Director who was a member of the Board before the Effective Date will automatically be granted an Option for 10,000 Shares on the Effective Date, unless such Outside Director received a grant of Options before the Effective Date. Each Outside Director who first becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 20,000 Shares on the date such Outside Director first becomes a member of the Board. Immediately following each annual meeting of stockholders, all Outside Directors will automatically be granted an Option for 10,000 Shares, provided the Outside Director is a member of the Board on such date and has served continuously as a member of the Board for a period of at least one year since the date when such Outside Director first became a member of the Board (the "Annual Grant").

    9.4 Vesting. Each Annual Grant shall be 100% vested and immediately exercisable as of the date of grant.

    9.5 Exercise Price. The exercise price of an Annual Grant shall be the Fair Market Value of the Shares, at the time that the Option is granted.

  10. Withholding Taxes.

    10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

    10.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

  11. Transferability.

    11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

    11.2 All Awards other than NQSO's. All Awards other than NQSO's shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and
  (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

    11.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

  12. Privileges of Stock Ownership; Restrictions on Shares..

    12.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the

  Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

    12.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

    12.3 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

  13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

  14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

  15. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

  16. Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

  17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

  18. Corporate Transactions.

    18.1 Assumption or Replacement of Awards by Successor. In the event of
  (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

    18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

    18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

  19. Adoption and Stockholder Approval. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

  20. Term of Plan/Governing Law. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

  21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

  22. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

  23. Definitions. As used in this Plan, the following terms will have the following meanings:

    "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

    "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

    "Board" means the Board of Directors of the Company.

    "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the Compensation Committee of the Board.

    "Company" means Interwoven, Inc. or any successor corporation.

    "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

    "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

    (a)if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

    (b)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

    (c)if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

    (d)in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

    (e)if none of the foregoing is applicable, by the Committee in good faith.

    "Family Member" includes any of the following:

    (a)child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

    (b)any person (other than a tenant or employee) sharing the Participant's household;

    (c)a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

    (d)a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

    (e)any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

    "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

    "Option" means an award of an option to purchase Shares pursuant to
  Section 5.

    "Outside Director" means a member of the Board who is not an employee of the Company or any Parent, Subsidiary or Affiliate of the Company.

    "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "Participant" means a person who receives an Award under this Plan.

    "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

    (a)Net revenue and/or net revenue growth;

    (b)Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

    (c)Operating income and/or operating income growth;

    (d)Net income and/or net income growth;

    (e)Earnings per share and/or earnings per share growth;

    (f)Total stockholder return and/or total stockholder return growth;

    (g)Return on equity;

    (h)Operating cash flow return on income;

    (i)Adjusted operating cash flow return on income;

    (j)Economic value added; and

    (k)Individual confidential business objectives.

    "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

    "Plan" means this Interwoven, Inc. 1999 Equity Incentive Plan, as amended from time to time.

    "Restricted Stock Award" means an award of Shares pursuant to Section 6.

    "SEC" means the Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

    "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

    "Unvested Shares" means "Unvested Shares" as defined in the Award
  Agreement.

    "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                  DETACH HERE



                                     PROXY


                               INTERWOVEN, INC.


                 Annual Meeting of Stockholders - June 1, 2000


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Martin W. Brauns and David M. Allen, and each of them, as proxies of the undersigned, with full power to appoint substitutes, and hereby authorizes each of them to represent and to vote all shares of stock of Interwoven, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card at the Annual Meeting of Stockholders of Interwoven, Inc. (the "Meeting") to be held on June 1, 2000 at 1:30 p.m. P.T., at the Hyatt San Jose-Airport located at 1740 North First Street, San Jose, California and at any adjournment or postponement thereof.


     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


SEE REVERSE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                  SIDE

                                 DETACH HERE

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE

      The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.  ELECTION OF DIRECTORS
    Nominees:  Martin W. Brauns and Anthony Zingale

                    FOR            WITHHELD
            [_]     ALL       [_]  FROM ALL
                 NOMINEES          NOMINEES



                                           MARK HERE
                                              FOR
                                            ADDRESS
                                           CHANGE AND
[_]________________________________        NOTE BELOW    [_]
(Instruction: to withhold authority to vote for any individual nominee write that nominee's name on the space provided above)


Signature_______________________________    Date_____________________


                                             For     Against  Abstain
2.  To approve the amendment to              [_]       [_]      [_]
    Interwoven's 1999 Equity Incentive
    Plan to increase the number of
    shares of Common Stock reserved
    for issuance thereunder by
    2,000,000 shares.


                                             For     Against  Abstain
3. To ratify the selection of                [_]       [_]      [_]
   PricewaterhouseCoopers LLP as
   Interwoven's independent accountants
   for the fiscal year ending December
   31, 2000.


4. To transact such other business as
   may property come before the Meeting
   and any adjournment or postponement
   thereof.

Please sign exactly as name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.


Signature_______________________________    Date_____________________